                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                        TO PROSPECTUS DATED MAY 1, 2003,
                           as revised October 6, 2003



RS SMALLER COMPANY GROWTH FUND

REDUCTION IN MANAGEMENT FEES. The management fees paid by the RS Smaller Company Growth Fund have been reduced, effective immediately. Accordingly, the Contractual Rate shown for the Fund in the "Advisory Fees" table on page 31 of the Prospectus is reduced from 1.25% to 1.00%, and the information regarding the Fund in the table entitled "Annual Fund Operating Expenses" on page 25 of the Prospectus is revised to read as follows:


         Management Fees(1)                                      1.00%
         Distribution (12b-1) Fees                               0.25%
         Other Expenses                                          0.45%
                                                            ----------------
         Total Annual Fund Operating Expenses(1)                 1.70%
         Fee Waiver(2)                                           0.05%
                                                            -----------------
         Expense Limitation                                        --
                                                            -----------------
         Net Expenses(1,2)                                       1.65%

(1) Management Fees, Total Annual Fund Operating Expenses, and Net Expenses have been restated to reflect a reduction in the management fees paid by RS Smaller Company Growth Fund from 1.25% to 1.00%.

(2) Net Expenses show the effect of a fee waiver on Total Annual Fund Operating Expenses, imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc. The fee waiver will apply in the current fiscal year and is expected to continue to apply in subsequent periods.

The information regarding the RS Smaller Company Growth Fund in the table entitled "Example of Annual Fund Operating Expenses" on page 26 of the Prospectus is revised to read as follows:


                           1 Year     3 Years     5 Years      10 Years

RS Smaller Company
     Growth Fund           $168       $531        $917         $1,998


November 5, 2003